AMENDMENT


         THIS AMENDMENT to the Employment Agreement between MEDIQ Incorporated (the "Company") and Michael F. Sandler (the "Executive"), dated as of June 26, 1995 (the "Employment Agreement"), is made by and between the Company and the Executive as of April 30, 1997.

                                   BACKGROUND

         The parties hereto desire to extend through September 30, 1997 the term of the Executive's employment pursuant to the Employment Agreement on the terms and conditions as set forth therein, except as amended hereby.

         NOW THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Section 2.1 of the Employment Agreement is hereby amended to read in its entirety as follows:

         2.1 Term. The term of Executive's employment hereunder shall commence on June 26, 1995 and shall continue through September 30, 1997, upon which such employment shall terminate without notice or further action by any party (such term is referred to herein as the "Contract Period"). Unless otherwise agreed by the parties, the termination of the Executive's employment at the end of the Contract Period shall constitute a nonrenewal of this Agreement within the meaning of Section 4.4(a)(ii) hereof.

         2. Except as expressly modified herein, all other terms and conditions set forth in the Employment Agreement shall remain in full force and effect.

         3. This amendment has been duly authorized, executed and delivered by each of the parties hereto in accordance with Section 6.6 of the Employment Agreement.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the 30th day of April, 1997.

                                            MEDIQ INCORPORATED


                                            By: /s/ Thomas E. Carroll
                                              ------------------------------
                                              Thomas E. Carroll, President

                                              /s/ Michael F. Sandler
                                              ------------------------------
                                              Michael F. Sandler